Exhibit 10.5

GUARANTEE AND COLLATERAL AGREEMENT

SUPPLEMENT, dated as of September 18, 2020 (this “Supplement”), made by EAGLE OIL AND GAS PROPPANTS HOLDINGS LLC, a Delaware limited liability company (“Proppants Holdings”), EAGLE OIL AND GAS PROPPANTS LLC, a Delaware limited liability company (“Proppants”), NORTHERN WHITE SAND LLC, a Delaware limited liability company (“Northern”) and CRS PROPPANTS LLC, a Delaware limited liability (“CRS” and, together with Proppants Holdings, Proppants and Northern, collectively, the “Additional Grantors” and each an “Additional Grantor”), in favor of JEFFERIES FINANCE LLC, as Agent for the Secured Parties (in such capacity and together with its successors and permitted assigns, the “Agent”). Capitalized terms not defined herein shall have the meaning assigned to such terms in the Guarantee and Collateral Agreement (as defined below or if not defined therein, in the Credit Agreement (as defined below)).

W I T N E S S E T H:

WHEREAS, Smart Sand, Inc., a Delaware corporation (the “Administrative Loan Party”) and the other Borrowers from time to time party thereto (collectively, the “Borrowers” and each, a “Borrower”), the Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders”), each Issuing Bank and Agent have entered into that certain Credit Agreement, dated as of December 13, 2019 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Borrowers and Guarantors have entered into that certain Guarantee and Collateral Agreement, dated as of December 13, 2019 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Agent for the Secured Parties;

WHEREAS, the Credit Agreement requires each Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, each Additional Grantor has agreed to execute and deliver this Supplement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. SECURITY AGREEMENT. By executing and delivering this Supplement, each Additional Grantor, as provided in Section 7.12 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. As security for the payment and performance in full of the Secured Obligations of the Additional Grantors (including, if such Additional Grantor is a Guarantor, the Secured Obligations of such Additional Grantor arising under the Guaranty), hereby pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in (a) all right, title and interest in, to and under any and all of Pledged Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and (b) all right, title or interest in or to any and all of the Article 9 Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest other than the Eagle Collateral. The information set forth in Annex 1-A is hereby added to the information set forth in Schedules I, II and III to the Guarantee and Collateral Agreement. Each Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Sections 2.03 and 3.02 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Supplement) as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such date or such earlier date, as the case may be.

2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its authorized officer as of the date first above written.

EAGLE OIL AND GAS PROPPANTS HOLDINGS LLC

By: /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

EAGLE OIL AND GAS PROPPANTS LLC

By: /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

NORTHERN WHITE SAND LLC

By: /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

CRS PROPPANTS LLC

By: /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

Acknowledged and accepted:

JEFFERIES FINANCE LLC, as Agent

By: /s/ J.R. Young
Name: J.R. Young
Title: Managing Director